VANGUARD(R) CONVERTIBLE SECURITIES FUND

ANNUAL REPORT

NOVEMBER 30, 2002

[THE VANGUARD GROUP(R) LOGO]

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan
Chairman and Chief Executive Officer
[PHOTO OF JOHN J. BRENNAN]
/S/ JOHN J. BRENNAN

--------------------------------------------------------------------------------

SUMMARY

* During the 12 months ended November 30, 2002, Vanguard Convertible Securities Fund declined -8.9%.

*    The broad stock market fell hard, but bond prices rallied.

* Over time, the fund has provided shareholders with the combined bond- and stocklike characteristics that distinguish convertible securities.

CONTENTS

   1 Letter from the Chairman

   5 Report from the Adviser

   9 Fund Profile

  10 Glossary of Investment Terms

  12 Performance Summary

  13 Your Fund's After-Tax Returns

  14 Results of Proxy Voting

  15 Financial Statements

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the past 12 months, Vanguard(R) Convertible Securities Fund declined -8.9%, a disappointing retreat from the fine results recorded a year earlier. As with most portfolios of hybrid securities, the fund's return was in between the bond market's strong results and the stock market's weak performance. Compared with its peers and its primary index, the Credit Suisse First Boston Convertible Securities Index, however, the Convertible Securities Fund sustained more damage from the markets' weak spots.

----------------------------------------------
2002 TOTAL RETURNS           FISCAL YEAR ENDED
                                   NOVEMBER 30
----------------------------------------------
VANGUARD CONVERTIBLE SECURITIES FUND     -8.9%
Average Convertible Securities Fund*     -5.9
CS First Boston Convertibles Index       -5.9
Wilshire 5000 Index                     -14.7
----------------------------------------------
*Derived from data provided by Lipper Inc.

     The per-share components of your fund's total return--dividends and change in net asset value--appear on page 4. The fund's yield was 4.1% on November 30, 2002, equal to its yield at the start of the fiscal year.

STOCKS TOOK A BUMPY FALL; THE ECONOMY STAGGERED FORWARD, AND BONDS THRIVED During the past fiscal year, stock prices declined in exceptionally volatile fashion. After a weak start, U.S. stocks plummeted during the summer, buffeted by declining corporate profits and a rash of scandals at high-profile companies. As the year ended, however, the broad market rebounded sharply. For the full 12 months, U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -14.7%. Small stocks outpaced large stocks, and value stocks--those with low prices relative to measures such as earnings and book value--outperformed the stocks of higher-priced, faster-growing companies, patterns that have persisted throughout the stock market's long downturn. The story was much the same overseas, where weak profits and investor apprehension pushed stock prices lower.
     The U.S. economy was a mix of ups and downs, but the trend was generally upward. Consumers spent freely, and the residential real estate market was strong, fueling growth in the nation's economic output. But industry struggled. The manufacturing sector seemed unable to claw its way out of recession, and anemic business investment pinched profits in key technology industries.

                                                        If you own the fund in a
                                                        taxable account, you may
                                                       wish to see page 13 for a
                                                            report on the fund's
                                                              after-tax returns.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2002
                                                 -------------------------------
                                                  ONE         THREE         FIVE
                                                 YEAR         YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                -16.1%        -10.8%         1.0%
Russell 2000 Index (Small-caps)                -10.6          -2.3          0.1
Wilshire 5000 Index (Entire market)            -14.7         -10.6          0.6
MSCI All Country World Index Free
  ex USA (International)                       -10.7         -12.9         -1.8
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      7.3%          9.2%         7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                      6.3           7.7          5.9
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       1.8           4.0          4.4
--------------------------------------------------------------------------------
CPI
Consumer Price Index                             2.2%          2.5%         2.3%
--------------------------------------------------------------------------------

     The Federal Reserve Board responded to the mixed economic signals with two cuts in short-term interest rates, totaling 75 basis points (0.75 percentage point). At the end of November, the target federal funds rate stood at 1.25%, its lowest level in four decades. The cuts in short-term rates echoed throughout the fixed income market. The yield of the 10-year U.S. Treasury note tumbled from 4.75% on November 30, 2001, to 4.21% on November 30, 2002. When interest rates fall, bond prices rise, and for the year, the broad-based Lehman Brothers Aggregate Bond Index returned 7.3%. Government bonds did better than corporate bonds, as investors put a high premium on safety in the unsettled environment.

POOR RESULTS IN A TOUGH MARKET
During the past 12 months, convertible bonds played their customary investment role, delivering some exposure to the stock market's performance while providing a fixed income cushion. In fact, the -5.9% return of the average convertible securities fund was close to the return produced by a fifty-fifty split in investments between the broad stock market and the broad bond market, adjusted downward to reflect the average fund's expenses.
     Vanguard Convertible Securities Fund fared worse than its benchmarks, primarily because of poor performance in a handful of securities in the tele-communications and media industries and in the health care sector. Although convertible securities are widely viewed as a less-risky alternative to pure stock market exposure, the issuers of these securities are often smaller companies with modest capital and operational resources. A single setback, such as the delay in a new-drug approval experienced by one of the fund's health care holdings, can have a big impact on a security's price.
     The rest of the portfolio fared well, however, and your fund's broad diversification across sectors and industries ensured that the steep losses in a few securities, while painful, were not devastating. For income-oriented investors, the fund also provided a good yield (an income return of 3.9% during the year). While not as high as bond market yields, the figure represented a reasonable trade-off between current income and exposure to the lower-yielding stock market's long-term potential.

                                                             During fiscal 2002,
                                                              the fund's expense
                                                             ratio was more than
                                                         half a percentage point
                                                           less than that of its
                                                                   average peer.

LONG-TERM PERFORMANCE IS BETTER, BUT NOT GREAT
Your fund's longer-term results offer a more encouraging perspective, but even these were scarred by the past fiscal year's performance. At this time last year, we could call the fund's long-term performance "good." This year, a fairer judgment is "acceptable."
     Over the past decade, the Convertible Securities Fund returned an annualized 7.4%, transforming an initial investment of $10,000 into $20,495. The average convertible securities fund did somewhat better, turning $10,000 into $21,403, and the unmanaged CS First Boston Convertibles Index did better still.
     When we reported to you last year, your fund had just wrapped up two years of strong performance, and its long-term return was superior to that of its average peer. During the past 12 months, however, your fund's results reversed the standings.
     Despite  a  tough  year,  the  fund  has  nevertheless  provided  long-term shareholders with the combined bond- and stocklike characteristics that distinguish convertible securities. Shareholders have earned an average annual income return of 4.5% over the past decade, augmented by annualized growth in the value of their initial capital of 2.9%. You can be confident, too, that shareholders will receive the lion's share of any returns provided by the Convertible Securities Fund. During fiscal 2002, the fund's expense ratio (operating costs as a percentage of average net assets) was 0.95%, more than half a percentage point less than the 1.49% charged by its average peer.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                               NOVEMBER 30, 2002
                                      ------------------------------------------
                                      AVERAGE                     FINAL VALUE OF
                                       ANNUAL                          A $10,000
                                       RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
Convertible Securities Fund              7.4%                            $20,495
Average Convertible
  Securities Fund                        7.9                              21,403
CS First Boston
  Convertibles Index                     8.7                              23,071
Wilshire 5000 Index                      9.6                              24,905
--------------------------------------------------------------------------------

TIMELESS PRINCIPLES FOR SUCCESS
The stock market's strong upturn in the final months of 2002 was a welcome change from its hard fall during the summer. It's tempting to believe that stocks' recent performance signals the start of a real recovery. The truth, however, is that the financial markets' near-term performance is impossible to predict.
     What's known with certainty is that investment success depends on a few simple, unchanging principles. The counsel we offer in tough times is the same we'll offer when recovery eventually takes hold. Develop a sensible investment plan with a mix of low-cost stock, bond, and money market funds in proportions suited to your tolerance for risk and your financial circumstances. Vanguard Convertible Securities Fund can play a role in this plan, providing current income and some potential for capital appreciation.
     We thank you for entrusting your hard-earned money to us.


Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

December 12, 2002


--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          NOVEMBER 30, 2001-NOVEMBER 30, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                               STARTING        ENDING       INCOME       CAPITAL
                            SHARE PRICE   SHARE PRICE    DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Convertible Securities Fund      $12.12        $10.57        $0.49         $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

During fiscal 2002, Vanguard Convertible Securities Fund produced a good return relative to the overall stock market, but mixed results relative to convertible securities indexes and mutual fund peers. With a return of -8.9%, the fund lagged its primary benchmark, the CS First Boston Convertibles Index (-5.9%), but outperformed the Goldman Sachs Convertible 100 Index (-9.8%), another widely followed measure of the convertible market. Both convertible indexes were quite volatile, making consistent outperformance a difficult task. The fund also trailed the -5.9% return of the average convertible securities fund.

THE INVESTMENT ENVIRONMENT
In general, the investment environment in fiscal 2002 was characterized by extreme pessimism and downward price pressure on most equity sectors. A lengthy list of negative fundamental developments and future concerns affected companies in key industries. Several large-capitalization corporate bankruptcies further heightened the market's assessment of risk. However, it is noteworthy that convertibles provided a substantial level of protection relative to both the major equity indexes and specific common stocks. While there were exceptions, notably in cases of questionable or deteriorating credit quality, most convertibles performed very well on a relative basis. In many instances they did better than expected. This was a function of their substantial yields (in the context of declining interest rates), intermediate-term maturities, and, in most cases, solid credit quality.
     Given the severe investment environment during the past year, the convertibles market has seen a meaningful shift in its overall composition. The average convertible is now far less equity- sensitive; in fact, many securities are trading on their straight bond yields at prices well below par, often carrying conversion premiums of 100% or more. In the event of a sharp upturn in the stock market, the average convertible would lag because of this higher premium over conversion value (indeed, we saw this scenario unfold in November). Conversely, many securities of creditworthy companies are now priced with very attractive yields to maturity, and they often have maturity dates or put dates (when they can be redeemed by the holder) occurring in the next two to five years. Our response is to sell convertibles with ultra-high conversion premiums and reinvest

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.
--------------------------------------------------------------------------------
the proceeds in intermediate-term securities with attractive yields and more reasonable conversion premiums. We will purchase securities from the new-issue market as opportunities arise, and these purchases will carry more moderate conversion premiums. We believe this strategy will give us the desired mix of solid downside protection accompanied by reasonable upside participation.
     In the deteriorating, volatile stock market, new convertible issuance for the year was subdued. Although there is a clear need for capital in many industries, it seems that many potential issuers of convertibles are waiting for higher stock prices. With equities trading at low prices, even after the November rally, the prospects for a substantial near-term rebound in issuance are limited. For calendar 2002, issuance through November stood at $52.5 billion, well below 2001's record issuance of $105 billion.
     In terms of structure, mandatory convertibles--which convert automatically to common stocks on a specified date--remain popular with issuers, as companies are focused on raising the amount of equity relative to the amount of debt on their balance sheets. We expect more such issuance over the next few quarters. The overall credit quality of new convertibles remains very high, with investment-grades accounting for approximately 65% of proceeds so far in 2002. However, these relatively high credit-quality ratings conceal the significant downside risk that exists for several issues with mandatory structures. This is our least-favorite structure, given that the holder will be required to convert into the common stock regardless of its price. Thus, mandatory convertibles carry almost as much risk as the underlying common stocks.
     As usual, our purchase preference is highly skewed toward convertible bonds. Diversification of issuance by industry and individual company remains favorable.

THE FUND'S SUCCESSES
Although they were few during the period, we did have some solid performers. Our health care holdings continued to provide good returns, although the recent market rotation into downtrodden telecommunications and technology issues resulted in some selling pressure on the health care sector. Our favorite names in the group continue to be Universal Health Services and Teva Pharmaceutical.
     The portfolio also benefited from holdings in Nextel Communications and EchoStar Communications. Both companies continue to perform quite well fundamentally. On a final, highly positive note, the fund avoided all exposure to WorldCom, Global Crossing, Kmart, Enron, and Adelphia Communications.

THE FUND'S SHORTFALLS
Given the market's overall weakness, many sectors and individual holdings detracted from our performance. Early in the fiscal year, our exposure to

Sepracor and ICN Pharmaceuticals proved very disappointing as both firms announced negative fundamental developments. We were also hurt early in the fiscal year by Mirant and AES, power firms whose business models faltered in the face of high debt levels and shifting industry fundamentals. More recently, our underweighting in the telecommunications sector negatively affected our performance in comparison with the CS First Boston Convertibles Index, as large-capitalization issues such as Lucent, Nortel, and Corning made significant upward moves. We have no exposure to these names, which have above-average weightings in the convertible indexes.

OUR POSITION
As usual, the fund remains fully invested in a diversified portfolio of convertible securities. There have been no significant changes in its general composition and characteristics since our report to you last spring. Our primary focus remains on intermediate-term convertible bonds, and we continue to emphasize solid credit quality, diversification, and conservatism. We believe we have no holdings with near- or intermediate-term credit issues. Our favorite sectors remain health care, the defense industry, and selective energy plays, while we remain underweighted in technology, utilities, and telecommunications issues. We are confident about our portfolio and its ability to perform well compared with its benchmarks in a wide variety of market environments.

Larry Keele, Portfolio Manager
Oaktree Capital Management, LLC

December 17, 2002


(A table showing significant portfolio changes is on the next page.)

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                            FISCAL YEAR ENDED NOVEMBER 30, 2002

                           COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
Teva Pharmaceutical        Statistically attractive convertible with put in two
  (0.75% convertible note  years and every two years thereafter.
  due 8/15/2021)
--------------------------------------------------------------------------------
PerkinElmer                Attractive yield-to-put play with prospects for near-
  (0% convertible note     term takeout by the company.
  due 8/7/2020)
================================================================================
REDUCTIONS
Network Associates         Sold when the convertible and the underlying common
  (5.25% convertible note  stock reached our price objectives.
  due 8/15/2006)
--------------------------------------------------------------------------------
Ford*                      Sold due to undesired convertible structure and
  (6.50% convertible)      lackluster fundamental outlook.
--------------------------------------------------------------------------------
*Eliminated from portfolio.

                                                      SEE PAGE 15 FOR A COMPLETE
                                                 LISTING OF THE FUND'S HOLDINGS.

FUND PROFILE                                             As of November 30, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on pages 10-11.

CONVERTIBLE SECURITIES FUND
----------------------------------------------
PORTFOLIO CHARACTERISTICS

Number of Securities                        80
Yield                                     4.1%
Conversion Premium                       53.1%
Average Weighted Maturity            3.9 years
Average Coupon                            3.7%
Average Quality                             BB
Average Duration                     2.9 years
Foreign Holdings                          9.7%
Turnover Rate                             118%
Expense Ratio                            0.95%
Cash Investments                          5.2%
----------------------------------------------

----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% of bonds)

Aaa/AAA                                   1.9%
Aa/AA                                     1.4
A/A                                       7.5
Baa/BBB                                  30.4
Ba/BB                                    19.3
B/B                                      24.1
Below B/B                                 6.9
Not Rated                                 8.5
----------------------------------------------
Total                                   100.0%
----------------------------------------------

----------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

EchoStar Communications Corp.             4.6%
  (telecommunications)
Teva Pharmaceutical Industries, Ltd.      4.5
  (pharmaceuticals)
Nextel Communications, Inc.               4.4
  (telecommunications)
Service Corp. International               3.5
  (diversified services)
Clear Channel Communications, Inc.        3.4
  (radio and television)
Cephalon, Inc.                            3.1
  (biotechnology)
Health Management Assoc.                  2.9
  (health products and services)
Universal Health Services, Inc.           2.9
  (health products and services)
General Motors Corp.                      2.8
  (automobiles)
Washington Mutual, Inc.                   2.8
  (banking)
----------------------------------------------
Top Ten                                  34.9%
----------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

----------------------------------------------
VOLATILITY MEASURES

                                      WILSHIRE
                              FUND        5000
----------------------------------------------
R-Squared                     0.63        1.00
Beta                          0.71        1.00
----------------------------------------------

----------------------------------------------
DISTRIBUTION BY MATURITY (% of bonds)

Under 1 Year                             17.1%
1-5 Years                                53.3
5-10 Years                               29.6
10-20 Years                               0.0
20-30 Years                               0.0
Over 30 Years                             0.0
----------------------------------------------
Total                                   100.0%
----------------------------------------------



                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.
9

----------------------------------------------
SECTOR DIVERSIFICATION (% of portfolio)

Auto & Transportation                     6.6%
Consumer Discretionary                   29.1
Consumer Staples                          2.0
Financial Services                        8.3
Health Care                              25.5
Integrated Oils                           0.0
Other Energy                              4.1
Materials & Processing                    3.2
Producer Durables                         6.0
Technology                                8.0
Utilities                                 7.2
----------------------------------------------

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($54$25 5 20%).
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's net assets represented by securities of companies based outside the United States.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      As of November 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

CONVERTIBLE SECURITIES FUND
-----------------------------------------------------------------------
CUMULATIVE PERFORMANCE November 30, 1992-November 30, 2002

[MOUNTAIN CHART]

                  CONVERTIBLE       AVERAGE       CSFIRST      WILSHIRE
                   SECURITIES   CONVERTIBLE        BOSTON          5000
        QUARTER          FUND    SECURITIES  CONVERTIBLES         INDEX
       END DATE                       FUND*         INDEX
---------------   -----------   -----------  ------------   -----------
         199211        $10000        $10000        $10000        $10000
         199302         10180         10444         10577         10345
         199305         10717         10956         11160         10641
         199308         11016         11439         11694         11102
         199311         11387         11614         11922         11125
         199402         11617         12001         12269         11420
         199405         10884         11414         11579         11116
         199408         11279         11742         12003         11632
         199411         10892         11355         11460         11168
         199502         11041         11683         11910         12024
         199505         11633         12380         12870         13076
         199508         12523         13100         13957         14185
         199511         12755         13536         14208         15196
         199602         13056         14262         14995         16135
         199605         13970         14820         15818         17172
         199608         13806         14587         15393         16627
         199611         14652         15686         16389         18934
         199702         14996         16215         16694         19713
         199705         15441         16765         17278         21056
         199708         16631         17925         18769         22825
         199711         16821         18254         18911         24132
         199802         17996         19349         19861         26510
         199805         18150         19625         20163         27418
         199808         15232         17036         17375         23435
         199811         16457         18602         19167         28512
         199902         16853         19347         20194         30312
         199905         18199         20647         21701         32268
         199908         18797         20996         22405         32544
         199911         20547         23041         25025         34838
         200002         25316         27769         31375         36733
         200005         23018         25615         27637         35600
         200008         26193         28018         30740         39055
         200011         21630         23886         25411         32801
         200102         22764         24612         25979         31378
         200105         23281         24664         26450         31990
         200108         22208         22492         24788         29062
         200111         22491         22747         24507         29199
         200202         21079         22820         23811         28751
         200205         21491         22812         24112         28209
         200208         19582         20236         21420         24252
         200211         20495         21403         23071         24905
-----------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED NOVEMBER 30, 2002
                                   -------------------------------   FINAL VALUE
                                            ONE     FIVE       TEN  OF A $10,000
                                           YEAR    YEARS     YEARS    INVESTMENT
--------------------------------------------------------------------------------
Convertible Securities Fund              -8.88%    4.03%     7.44%       $20,495
Average Convertible Securities Fund*     -5.91     3.23      7.91         21,403
CS First Boston Convertibles Index       -5.86     4.06      8.72         23,071
Wilshire 5000 Index                     -14.71     0.63      9.55         24,905
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) November 30, 1992-November 30, 2002

[BAR CHART-SCALE -20% TO 40%]

FISCAL YEAR    CONVERTIBLE SECURITIES FUND    CS FIRST BOSTON CONVERTIBLES INDEX
-----------    ---------------------------    ----------------------------------
       1993                           13.9                                  19.2
       1994                           -4.4                                  -3.9
       1995                           17.1                                    24
       1996                           14.9                                  15.3
       1997                           14.8                                  15.4
       1998                           -2.2                                   1.4
       1999                           24.8                                  30.6
       2000                            5.3                                   1.5
       2001                            4.0                                  -3.6
       2002                           -8.9                                  -5.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended September 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                 TEN YEARS
                                             ONE    FIVE -----------------------
                         INCEPTION DATE     YEAR   YEARS CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------
Convertible Securities Fund   6/17/1986   -6.61%   2.30%   2.86%   4.53%   7.39%
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 20 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED NOVEMBER 30, 2002

                                             ONE YEAR    FIVE YEARS    TEN YEARS
                                             -----------------------------------
CONVERTIBLE SECURITIES FUND
  Returns Before Taxes                         -8.88%         4.03%        7.44%
  Returns After Taxes on Distributions        -10.41          0.88         4.26
  Returns After Taxes on Distributions
    and Sale of Fund Shares                    -5.43          1.72         4.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR THE FUND. The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the share-holder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                                     FOR         WITHHELD             FOR
--------------------------------------------------------------------------------
John J. Brennan                     168,637,502        5,394,949           96.9%
Charles D. Ellis                    168,694,923        5,337,528           96.9
Rajiv L. Gupta                      168,343,448        5,689,003           96.7
JoAnn Heffernan Heisen              168,729,956        5,302,495           97.0
Burton G. Malkiel                   167,978,769        6,053,682           96.5
Alfred M. Rankin, Jr.               168,668,095        5,364,356           96.9
J. Lawrence Wilson                  168,089,433        5,943,018           96.6
--------------------------------------------------------------------------------

* CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                          BROKER      PERCENTAGE
        FOR             AGAINST        ABSTAIN         NON-VOTES             FOR
--------------------------------------------------------------------------------
146,286,098          11,380,098      4,541,656        11,824,599           84.1%
--------------------------------------------------------------------------------




Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                                     As of November 30, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                      FACE               MARKET
                                                    AMOUNT               VALUE^
CONVERTIBLE SECURITIES FUND                          (000)                (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (75.3%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.7%)
General Motors Corp.
    4.50%, 3/6/2032                                $   338             $  8,223
United Parcel Service, Inc.
    1.75%, 9/27/2007                                 5,120                5,376
                                                                     -----------
                                                                         13,599
                                                                     -----------
CONSUMER DISCRETIONARY (25.0%)
Avon Products, Inc.
    0.00%, 7/12/2020                                11,205                6,051
Barnes & Noble, Inc.
    5.25%, 3/15/2009                                 4,035                4,171
Charming Shoppes, Inc.
(1) 4.75%, 6/1/2012                                  3,590                2,957
Clear Channel Communications, Inc.
    1.50%, 12/1/2002                                 5,180                5,135
    2.625%, 4/1/2003                                 4,855                4,794
EchoStar Communications Corp.
    4.875%, 1/1/2007                                 1,050                  870
(1) 5.75%, 5/15/2008                                 3,250                2,783
    5.75%, 5/15/2008                                11,495                9,844
IKON Office Solutions, Inc.
(1) 5.00%, 5/1/2007                                  2,600                2,327
Lamar Advertising Co.
    5.25%, 9/15/2006                                 3,790                3,818
J.C. Penney & Co., Inc.
(1) 5.00%, 10/15/2008                                2,855                3,076
    5.00%, 10/15/2008                                2,890                3,114
The Pep Boys (Manny, Moe & Jack)
(1) 4.25%, 6/1/2007                                $ 1,585                1,353
Royal Caribbean Cruises
    0.00%, 2/2/2021                                  9,530                3,812
    0.00%, 5/18/2021                                 8,988                3,966
Service Corp. International
    6.75%, 6/22/2008                                12,010               10,088
Waste Connections, Inc.
(1) 5.50%, 4/15/2006                                 3,255                4,040
    5.50%, 4/15/2006                                   390                  484
                                                                     -----------
                                                                         72,683
                                                                     -----------
CONSUMER STAPLES (1.9%)
Duane Reade Inc.
(1) 2.147%, 4/16/2022                                6,285                3,087
Performance Food Group Co.
    5.50%, 10/16/2008                                1,915                2,521
                                                                     -----------
                                                                          5,608
                                                                     -----------
FINANCIAL SERVICES (0.5%)
Travelers Property Casualty Corp.
    4.50%, 4/15/2032                                    56                1,324
                                                                     -----------
HEALTH CARE (24.1%)
Allergan, Inc.
(1) 0.00%, 11/6/2022                                 6,095                5,166
ALZA Corp.
    0.00%, 7/28/2020                                 4,710                3,839

--------------------------------------------------------------------------------
                                                      FACE               MARKET
                                                    AMOUNT               VALUE^
CONVERTIBLE SECURITIES FUND                          (000)                (000)
--------------------------------------------------------------------------------
Cephalon, Inc.
    2.50%, 12/15/2006                              $ 5,180             $  5,025
    5.25%, 5/1/2006                                  3,895                4,002
Community Health Systems, Inc.
    4.25%, 10/15/2008                                4,180                4,086
Health Management Assoc.
    0.25%, 8/16/2020                                12,865                8,459
Ivax Corp.
    5.50%, 5/15/2007                                 4,280                3,815
Lifepoint Hospitals, Inc.
(1) 4.50%, 6/1/2009                                  2,475                2,469
Pacificare Health Systems, Inc.
(1) 3.00%, 10/15/2032                                  385                  363
Province Healthcare Co.
(1) 4.25%, 10/10/2008                                1,650                1,423
    4.25%, 10/10/2008                                  190                  164
(1) 4.50%, 11/20/2005                                   40                   36
    4.50%, 11/20/2005                                2,050                1,860
Sunrise Assisted Living, Inc.
(1) 5.25%, 2/1/2009                                  1,740                1,706
    5.25%, 2/1/2009                                  2,020                1,980
Teva Pharmaceutical Industries, Ltd.
(1) 0.375%, 11/15/2022                                 890                  948
    0.75%, 8/15/2021                                11,305               12,266
Total Renal Care Holdings
    5.625%, 7/15/2006                                3,010                3,243
    7.00%, 5/15/2009                                 1,000                1,003
Universal Health Services, Inc.
(1) 0.426%, 6/23/2020                               10,885                6,885
    0.426%, 6/23/2020                                2,290                1,448
                                                                     -----------
                                                                         70,186
                                                                     -----------
OTHER ENERGY (2.7%)
Anadarko Petroleum Corp.
    0.00%, 3/7/2020                                  5,505                3,427
Pride International, Inc.
(1) 2.50%, 3/1/2007                                  4,020                4,427
                                                                     -----------
                                                                          7,854
                                                                     -----------
MATERIALS & PROCESSING (2.5%)
Inco Ltd.
    0.00%, 3/29/2021                                10,515                7,163
                                                                     -----------
PRODUCER DURABLES (3.2%)
Briggs & Stratton Corp.
(1) 5.00%, 5/15/2006                                 1,705                1,865
    5.00%, 5/15/2006                                 1,850                2,023
L-3 Communications Holdings, Inc.
(1) 5.25%, 6/1/2009                                  1,075                1,381
PerkinElmer Inc.
    0.00%, 8/7/2020                                  7,895                4,105
                                                                     -----------
                                                                          9,374
                                                                     -----------
TECHNOLOGY (5.3%)
Acxiom Corp.
(1) 3.75%, 2/15/2009                               $ 2,200                2,489
    3.75%, 2/15/2009                                   780                  882
Anixter International, Inc.
    0.00%, 6/28/2020                                 9,020                2,706
Documentum, Inc.
(1) 4.50%, 4/1/2007                                    940                  929
Edo Corp.
(1) 5.25%, 4/15/2007                                 2,520                2,599
    5.25%, 4/15/2007                                 1,000                1,031
General Semiconductor Corp.
    5.75%, 12/15/2006                                2,155                2,061
HNC Software, Inc.
(1) 5.25%, 9/1/2008                                  2,005                2,216
Network Associates, Inc.
    5.25%, 8/15/2006                                   375                  495
                                                                     -----------
                                                                         15,408
                                                                     -----------
UTILITIES (5.4%)
Mediacom Communications Corp.
    5.25%, 7/1/2006                                  2,750                2,208
Nextel Communications, Inc.
    4.75%, 7/1/2007                                  6,440                5,715
    6.00%, 6/1/2011                                  7,665                7,004
Xcel Energy, Inc.
    7.50%, 11/21/2007                                  635                  733
                                                                     -----------
                                                                         15,660
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
    (Cost $214,880)                                                     218,859
--------------------------------------------------------------------------------

                                                    SHARES
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (19.5%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.6%)
Union Pacific
    6.25% Cvt. Pfd.                                 90,100                4,595
                                                                     -----------
CONSUMER DISCRETIONARY (2.5%)
Emmis Communications Corp.
    6.25% Cvt. Pfd.                                 68,700                2,710
Newell Rubbermaid
    5.25% Cvt. Pfd.                                101,200                4,681
                                                                     -----------
                                                                          7,391
                                                                     -----------
FINANCIAL SERVICES (7.5%)
Commerce Capital
(1) 5.95% Cvt. Pfd.                                 84,800                4,728
    5.95% Cvt. Pfd.                                 11,600                  647
*New York Community Bancorp
    6.00% Cvt. Pfd.                                 72,200                3,619

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                    SHARES                (000)
--------------------------------------------------------------------------------
Reinsurance Group of America, Inc.
    5.75% Cvt. Pfd.                                100,000             $  4,625
Washington Mutual, Inc.
(1) 5.375% Cvt. Pfd.                               148,300                7,767
    5.375% Cvt. Pfd.                                 5,300                  278
                                                                     -----------
                                                                         21,664
                                                                     -----------
OTHER ENERGY (1.2%)
Newfield Exploration Co.
    6.50% Cvt. Pfd.                                 61,900                3,482
                                                                     -----------
MATERIALS & PROCESSING (0.6%)
Sealed Air Corp.
    $2.00 Cvt. Pfd.                                 38,200                1,612
                                                                     -----------
PRODUCER DURABLES (2.4%)
Cummins Capital Trust I
    7.00% Cvt. Pfd.                                 62,400                2,894
Northrop Grumman Corp.
    7.00% Cvt. Pfd.                                 33,100                4,187
                                                                     -----------
                                                                          7,081
                                                                     -----------
TECHNOLOGY (2.3%)
Titan Corp.
(1) 5.75% Cvt. Pfd.                                 75,700                3,283
    5.75% Cvt. Pfd.                                 78,900                3,422
                                                                     -----------
                                                                          6,705
                                                                     -----------
UTILITIES (1.4%)
Dominion Resources, Inc.
    9.50% Cvt. Pfd.                                 82,900                4,197
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (Cost $55,039)                                                       56,727
--------------------------------------------------------------------------------
                                                      FACE
                                                    AMOUNT
                                                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (12.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.35%, 12/2/2002--Note F                       $14,783               14,783
    1.36%, 12/2/2002                                20,239               20,239
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
    (Cost $35,022)                                                       35,022
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.8%)
    (Cost $304,941)                                                     310,608
--------------------------------------------------------------------------------

                                                                         MARKET
                                                                         VALUE^
                                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.8%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                   $  2,796
Security Lending Collateral
    Payable to Brokers--Note F                                          (14,783)
Other Liabilities                                                        (7,924)
                                                                     -----------
                                                                        (19,911)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 27,492,917 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                          $290,697
================================================================================

NET ASSET VALUE PER SHARE                                                $10.57
================================================================================
  ^See Note A in Notes to Financial Statements.
  *Non-income-producing security. New issue that has not paid a dividend as of
   November 30, 2002.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2002, the aggregate value of these securities was $70,303,000, representing 24.2% of net assets.

--------------------------------------------------------------------------------
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                   $360,273               $13.10
Undistributed Net
    Investment Income--Note D                        2,136                  .08
Accumulated Net Realized
    Losses--Note D                                 (77,379)               (2.82)
Unrealized Appreciation--Note E                      5,667                  .21
--------------------------------------------------------------------------------
NET ASSETS                                        $290,697               $10.57
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                    CONVERTIBLE SECURITIES FUND
                                                   YEAR ENDED NOVEMBER 30, 2002
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $  3,592
  Interest                                                               11,114
  Security Lending                                                           71
--------------------------------------------------------------------------------
    Total Income                                                         14,777
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             1,139
    Performance Adjustment                                                  589
  The Vanguard Group--Note C
    Management and Administrative                                           870
    Marketing and Distribution                                               45
  Custodian Fees                                                             14
  Auditing Fees                                                              12
  Shareholders' Reports and Proxies                                          25
--------------------------------------------------------------------------------
    Total Expenses                                                        2,694
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    12,083
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (31,620)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES(7,239)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(26,776)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                    CONVERTIBLE SECURITIES FUND
                                                   -----------------------------
                                                      YEAR ENDED NOVEMBER 30,
                                                   -----------------------------
                                                             2002          2001
                                                            (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                  $ 12,083      $ 13,550
  Realized Net Gain (Loss)                                (31,620)      (45,463)
  Change in Unrealized Appreciation (Depreciation)         (7,239)       43,437
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting
      from Operations                                     (26,776)       11,524
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                   (12,489)      (13,913)
  Realized Capital Gain*                                       --       (12,982)
--------------------------------------------------------------------------------
    Total Distributions                                   (12,489)      (26,895)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                  104,042        69,354
  Issued in Lieu of Cash Distributions                     10,764        23,996
  Redeemed                                                (85,029)     (101,252)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share
      Transactions                                         29,777        (7,902)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                (9,488)      (23,273)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                     300,185       323,458
--------------------------------------------------------------------------------
  End of Period                                          $290,697      $300,185
================================================================================

1Shares Issued (Redeemed)
  Issued                                                    9,593         5,508
  Issued in Lieu of Cash Distributions                        970         1,959
  Redeemed                                                 (7,828)       (8,221)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding           2,735          (754)
================================================================================
*Includes short-term gain distributions totaling $8,146,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per- share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED NOVEMBER 30,
                                                           ---------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2002      2001     2000     1999      1998
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $12.12    $12.68   $13.18   $11.10    $13.01
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .47       .53      .56      .52       .52
  Net Realized and Unrealized Gain (Loss) on Investments    (1.53)     (.04)     .19     2.13      (.77)
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations                        (1.06)      .49      .75     2.65      (.25)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.49)     (.54)    (.55)    (.57)     (.54)
  Distributions from Realized Capital Gains                    --      (.51)    (.70)      --     (1.12)
--------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.49)    (1.05)   (1.25)    (.57)    (1.66)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.57    $12.12   $12.68   $13.18    $11.10
========================================================================================================

TOTAL RETURN                                               -8.88%     3.98%    5.27%   24.85%    -2.16%
========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $291      $300     $323     $180      $172
  Ratio of Total Expenses to Average Net Assets             0.95%     0.71%    0.56%    0.55%     0.73%
  Ratio of Net Investment Income to Average Net Assets      4.27%     4.21%    4.19%    4.30%     4.36%
  Portfolio Turnover Rate                                    118%      156%     182%     162%      186%
========================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index. For the year ended November 30, 2002, the advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before an increase of $589,000 (0.21%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2002, the fund had contributed capital of $53,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.05% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended November 30, 2002, the fund purchased $347,313,000 of investment securities and sold $308,196,000 of investment securities, other than temporary cash investments.
     At November 30, 2002, the fund had available a capital loss carryforward of $77,387,000 to offset future net capital gains of $45,572,000 through November 30, 2009, and $31,815,000 through November 30, 2010.
     Certain of the fund's convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2002, the fund realized gains of $196,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At November 30, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,667,000, consisting of unrealized gains of $12,429,000 on securities that had risen in value since their purchase and $6,762,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at November 30, 2002, was $14,492,000, for which the fund held cash collateral of $14,783,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the "Fund") at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania


December 31, 2002

--------------------------------------------------------------------------------
Special 2002 Tax Information
  (unaudited) for Convertible Securities Fund

This information for the fiscal year ended November 30, 2002, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 0.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

------------------------------------------------------------------------------------------------------------------------------------
NAME                   POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)        (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE  OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*       Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)                 Chief Executive Officer,        The Vanguard Group, Inc., and of each of the investment companies served
May 1987               and Trustee                     by The Vanguard Group.
                       (112)
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
CHARLES D. ELLIS       Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                 (112)                           to Greenwich Associates (international business-strategy consulting);
January 2001                                           Successor Trustee of Yale University; Overseer of the Stern School of
                                                       Business at New York University; Trustee of the Whitehead Institute
                                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA         Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                 (90)                            Chairman (January-September 1999), and Vice President (prior to
December 2001                                          September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                       (communications components); Board Member of the American Chemistry
                                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                 (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                              Director of the Medical Center at Princeton and Women's Research
                                                       and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL      Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                 (110)                           Director of Vanguard Investment Series plc (Irish investment fund)
May 1977                                               (since November 2001), Vanguard Group (Ireland) Limited (Irish
                                                       investment management firm) (since November 2001), Prudential Insurance
                                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                       (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.  Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                 (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
January 1993                                           Corporation (industrial products/aircraft systems and services);
                                                       Director of the Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON     Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                 (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON       Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                  (112)                           (since September 1997); Secretary of The Vanguard Group, and of each
June 2001                                               of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS       Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the investment
(1957)                  (112)                           companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMOR J. BUCKLEY, Information Technology.
JAMES H. GATELY, Director Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Instititional Investor Group.
MICHAEL S. MILLER, Planning and Developement.
RALPH K. PACKARD, Chief Finanaicl Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                               [THE VANGUARD GROUP(R) SHIP LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

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TEXT TELEPHONE
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q820 012003